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                                                                    EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Budget Group, Inc.'s (formerly known as Team Rental Group, Inc.) previously filed Registration Statement File No.'s 333-41093, 333-47079 and 333-04757.


March 30, 1998                    /s/ Arthur Andersen LLP
  Orlando, Florida